UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)         September 13, 2006

DECTRON INTERNATIONALE INC.
(Exact name of registrant as specified in its charter)

Quebec, Canada	001-14503	N/A
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

4300 Poirier Blvd., Montreal, Quebec, Canada		H4R 2C5
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code (514) 334-9609

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Dectron Internationale Inc. issued a press release on September 13, 2006 announcing that, effective immediately, it will satisfy its reporting obligations under Section 13(a) of the U.S. Securities Exchange Act of 1934 by filing reports with the Securities and Exchange Commission on forms available for use by Foreign Private Issuers.

A copy of the press release is being furnished as Exhibit 99.1 to this report and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibits

99.1     Press Release dated September 13, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the under his signature.

DECTRON INTERNATIONALE INC.
(Registrant)
Date: September 13, 2006
/s/ Glenn La Rusic
Name: Glenn La Rusic
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated September 13, 2006